SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549





                                 FORM 8-K





                              CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  June 11, 1997
                                                __________________


                  PERMA-FIX ENVIRONMENTAL SERVICES, INC.
           _____________________________________________________
          (Exact name of registrant as specified in its charter)



    Delaware              1-11596                 58-195-4497
__________________     _______________         __________________
(State or other        (Commission File        (IRS Employer
 jurisdiction of           Number)             Identification No.)
 incorporation)

                       1940 N.W. 67th Place, Suite A
                        Gainesville, Florida  32654
                  ______________________________________
             (Address of principal        (Zip Code)
              executive offices)


Registrant's telephone number, including area code (352) 373-4200
                                                  ______________

                              Not applicable
        ___________________________________________________________
       (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On or about June 11, 1997, Perma-Fix Environmental Services,
Inc. (the "Company") issued to RBB Bank Aktiengesellschaft, located in Graz, Austria ("RBB Bank"), 2,500 shares of newly-created
Series 4 Class D Convertible Preferred Stock, par value $.001 per share ("Series 4 Preferred"), at a price of $1,000 per share, for an aggregate sales price of $2,500,000. The sale to RBB Bank was made in a private placement under Rule 506 of Regulation D under the Securities Acts of 1933, as amended, pursuant to the terms of a Subscription and Purchase Agreement, dated June 9, 1997, between the Company and RBB Bank ("Subscription Agreement"). The Series 4
Preferred has a liquidation preference over the Company's common stock, par value $.001 per share ("Common Stock"), equal to $1,000 consideration per outstanding share of Series 4 Preferred (the "Liquidation Value"), plus an amount equal to all unpaid dividends accrued thereon. The Series 4 Preferred accrues dividends on a cumulative basis at a rate of four percent (4%) per annum of the Liquidation Value ("Dividend Rate"), and is payable semi-annually when and as declared by the Board of Directors. No dividend or other distribution may be paid or declared or set aside for payment on the Company's Common Stock until all accrued and unpaid dividends on all outstanding shares of Series 4 Class D Preferred Stock have been paid or set aside for payment. Dividends may be paid, at the option of the Company, in the form of cash or Common Stock of the Company. If the Company pays dividends in Common Stock, such is payable in the number of shares of Common Stock equal to the product of (a) the quotient of (i) the Dividend Rate divided by (ii) the average of the closing bid quotation of the Common Stock as reported on the NASDAQ for the five trading days immediate prior to the date the dividend is declared, times (b) a fraction, the numerator of which is the number of days elapsed during the period for which the dividend is to be paid and the denominator of which is 365.

     The holder of the Series 4 Preferred may convert into Common Stock up to 1,250 shares of the Series 4 Preferred on and after October 5, 1997, and the remaining 1,250 shares of the Series 4 Preferred on and after November 5, 1997. The conversion price per share is the lesser of (a) the product of the average closing bid quotation for the five (5) trading days immediately preceding the conversion date multiplied by eighty percent (80%) or (b) $1.75. The minimum conversion price is $.75, which minimum will be eliminated from and after September 6, 1998.

     As part of the sale of the Series 4 Preferred, the Company also issued to RBB Bank two common stock purchase warrants (collectively, the "Warrants") entitling RBB Bank to purchase, after December 31, 1997 and until June 9, 2000, an aggregate of up to 375,000 shares of Common Stock, subject to certain anti-dissolution provisions, with 187,500 shares exercisable at a price equal to $2.10 per share and 187,500 shares exercisable at a price equal to $2.50 per share. The Common Stock issuable on the conversion of the Series 4 Preferred and on the exercise of the Warrants is subject to certain registration rights pursuant to the Subscription Agreement. The Company intends to utilize the proceeds received on the sale of Series 4 Preferred for capital improvements at the

Company's various facilities, working capital and repayment of trade payables.

     In connection with the placement of Series 4 Preferred to RBB Bank, the Company paid fees (excluding legal and accounting) of $200,000 and issued to the investment banking firm that handled the placement two common stock purchase warrants entitling the investment banking firm to purchase an aggregate of up to 300,000 shares of Common Stock, subject to certain anti-dilution provisions, with one warrant for a five year term to purchase up to 200,000 shares at an exercise price of $2.00 per share and the second warrant for a three year term to purchase up to 100,000 shares of Common Stock at an exercise price of $1.50 per share. Under the terms of each warrant, the investment banking firm is entitled to certain registration rights with respect to the shares of Common Stock issuable on the exercise of such warrants.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          4.1  Subscription and Purchase Agreement, dated June 9,
               1997, between the Company and RBB Bank
               Aktiengesellschaft.

          4.2  Certificate of Designations of Series 4 Class D
               Convertible Preferred Stock, dated June 9, 1997.

          4.3 Specimen copy of Certificate relating to the Series 4 Class D Convertible Preferred Stock.

          4.4 Common Stock Purchase Warrant ($2.10) dated June 9, 1997, between the Company and RBB Bank
               Aktiengesellschaft.

          4.5 Common Stock Purchase Warrant ($2.50) dated June 9, 1997, between the Company and RBB Bank
               Aktiengesellschaft.

          4.6 Common Stock Purchase Warrant ($1.50) dated June 9, 1997, between the Company and J W Charles
               Securities, Inc.

          4.7 Common Stock Purchase Warrant ($2.00) dated June 9, 1997, between the Company and J W Charles
               Securities, Inc.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PERMA-FIX ENVIRONMENTAL
                                  SERVICES, INC.


                                 By:  /s/ Richard T. Kelecy
                                     __________________________
                                       Richard T. Kelecy
                                       Chief Financial Officer

Date:  June 18, 1997

                               Exhibit Index
                               _____________

                                                      Sequentially
Exhibit                                                 Numbered
  No.                    Description                      Page
________    _______________________________________   _____________

  4.1        Subscription and Purchase Agreement,          6
             dated June 9, 1997, between the Company
             and RBB Bank Aktiengesellschaft

  4.2        Certificate of Designations of Series 4       28
             Class D Convertible Preferred Stock,
             dated June 9, 1997

  4.3        Specimen copy of Certificate relating         39
             to the Series 4 Class D Convertible
             Preferred Stock

  4.4        Common Stock Purchase Warrant ($2.10)         41
             dated June 9, 1997, between the
             Company and RBB Bank Aktiengesellschaft

  4.5        Common Stock Purchase Warrant ($2.50)         49
             dated June 9, 1997, between the
             Company and RBB Bank Aktiengesellschaft

  4.6        Common Stock Purchase Warrant ($1.50)         57
             dated June 9, 1997, between the
             Company and J W Charles Securities, Inc.

  4.7        Common Stock Purchase Warrant ($2.00)         69
             dated June 9, 1997, between the Company
             and J W Charles Securities, Inc.